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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 1998




                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




            DELAWARE                   0-22403              75-2441557
(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)       File Number)       Identification No.)


         275 W. PRINCETON DRIVE                               75407
             PRINCETON, TEXAS                               (Zip Code)
  (Address of Principal Executive Offices)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

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 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 8, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Holland's Drug Store, Inc. (the "Holland Stores") comprising primarily of pharmacy files, furniture, equipment, inventory, supplies, trademarks and trade names used in connection with two pharmacies located in Sandwich, Illinois and Yorkville, Illinois, respectively. The Registrant acquired the assets through arm's-length negotiations with Richard Holland, President of the Holland Stores.

     Prior to this transaction, no material relationships existed between the Holland Stores and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of: (i) $450,000 cash payable at closing; (ii) 41,710 shares of the Registrant's common stock, par value $.01 per share; and (iii) a promissory note in the amount of $899,107.00.

     The Registrant intends to continue the Holland Stores' operations under the name HORIZON Pharmacies, Inc. In connection therewith, the Registrant has secured real estate leases covering the current retail locations of the Holland Stores and has secured a valid Illinois license to do business at those locations under the HORIZON Pharmacies, Inc. name.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.    Name of Exhibit
          -----------    ---------------
              2.1        Purchase Agreement dated November 8, 1998 by and among
                         Holland's Drug Store, Inc., a Delaware corporation, and
                         HORIZON Pharmacies, Inc., a Delaware corporation.
                         Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.


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                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: November 16, 1998                By: /s/ Ricky D. McCord
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                                          Ricky D. McCord, President















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